EXHIBIT 99.1

Developing Communities Since 1929 NYSE LEV November 15, 2004

Except for historical information contained herein, the matters discussed in this presentation contain forward- looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of Levitt Corporation ("Levitt") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond their control. FORWARD LOOKING STATEMENTS These include, but are not limited to, risks and uncertainties associated with: The impact of economic, competitive and other factors affecting the companies and their operations, markets and products; Risks and uncertainties relating to the market for real estate generally and in the areas where Levitt has developments; The availability and price of land suitable for development, materials prices, labor costs, interest rates, environmental factors and governmental regulations; and Inclement weather such as hurricanes and tropical storms, as well as other natural disasters. The foregoing factors are not exclusive and reference is also made to other risks and factors detailed in reports filed by Levitt with the Securities and Exchange Commission.

America's Oldest Home Builder (1929) William J. Levitt, Father of suburbia Developer of Levittowns in New York, New Jersey and Pennsylvania Residential Builder of over 200,000 homes

THE LEVITT BRAND Building a Proud Legacy

Assets $652 Million Shareholders' Equity $280 Million Market Capitalization $472 Million Note: Assets and shareholders' equity as of 9/30/04 Market capitalization as of 11/01/04 KEY HIGHLIGHTS

KEY FINANCIAL HIGHLIGHTS 2003 vs. 2002 Revenue Up 36.4% Net Income Up 37.5% Diluted EPS Up 36.2%

KEY FINANCIAL HIGHLIGHTS 2004 vs. 2003 Nine Months ended September 30 Revenue Up 102.3% Net Income Up 133.3% Diluted EPS Up 91.2%

1999 2000 2001 2002 2003 9 mos.'03 9 mos.'04 18.5 105.99 144.25 209.4 285.5 186.5 377.4 CONSOLIDATED REVENUE (DOLLARS IN MILLIONS) Compound Growth 98% 102%

NET INCOME (DOLLARS IN MILLIONS) 1999 2000 2001 2002 2003 9 mos.'03 9 mos.'04 4.03 6.96 7.52 19.51 26.8 17.3 40.4 Compound Growth 61% 133%

LEVITT CORPORATION HOMEBUILDING DIVISION LAND DIVISION

HOMEBUILDING DIVISION A LEADER IN ACTIVE ADULT COMMUNITIES

FLORIDA - # 1 STATE FOR HOMEBUILDING 1. Florida 155,052* 2 3 5 4 Estimated 330,000 people migrated to Florida in 2003 *2003 Housing unit additions Source: U.S. Census Bureau

HOMEBUILDING DIVISION Currently developing 15 communities in Florida. Excludes Joint Ventures

2000 2001 2002 2003 9 mos.'03 9 mos.'04 Levitt and Sons 114.62 146.87 204.73 513.44 397.5 351.4 NEW ORDERS* (DOLLARS IN MILLIONS) Units 595 694 980 2,240 -12% Excludes Joint Ventures Compound Growth 65% 1,365 1,767 *Average sales price of future sales will vary based upon the mix of Active Adult and Family homes.

2000 2001 2002 2003 9/30/2003 9/30/2004 Levitt and Sons 94.75 125.04 167.53 458.77 430 528.3 BACKLOG OF SIGNED CONTRACTS* (DOLLARS IN MILLIONS) Units 487 584 824 2,053 Compound Growth 69% Excludes Joint Ventures 2,175 1,972 23% *Average sales price of future sales will vary based upon the mix of Active Adult and Family homes.

2000 2001 2002 2003 9 mos.'03 9 mos.'04 Levitt and Sons 441 597 740 1011 619 1451 DELIVERIES (HOUSING UNITS) $195,000 $219,000 $220,000 $190,000 Average Sales Price* 134% Excludes Joint Ventures Compound Growth 32% $218,000 $218,000 *Average sales price of future sales will vary based upon the mix of Active Adult and Family homes.

TOTAL REVENUES SALE OF HOMES (DOLLARS IN MILLIONS) 2000 2001 2002 2003 9 mos.'03 9 mos.'04 84.3 117.7 162.4 222.3 135.1 316.1 Compound Growth 38% 134%

2001 2002 2003 9 mos. '03 9 mos. '04 0.187 0.191 0.221 0.222 0.213 HOME SALES MARGIN * Includes Bowden *

Future Residential Units Owned* 3,777 Controlled 4,163 Total Lots 7,940 As of 9/30/04 *Excludes Backlog LOT INVENTORY HOMEBUILDING DIVISION

Active Adult approx. 60% Family approx. 40% As of 9/30/04 Includes all owned and controlled lots Excludes backlog HOMEBUILDING LOT INVENTORY

LAND DIVISION Developer of Master Planned Communities Community Master Plan encompasses: Residential Commercial Public use (schools, parks, etc.) Residential tracts delivered to Levitt and Sons and independent builders Independent builders include Lennar, Pulte and Toll Brothers

LAND DIVISION St. Lucie County was the fastest-growing* market in the U.S. in 2003. *Percentage change from 2002 in single-family home permits. Source: U.S. Census

Original 4,600-acre Master Planned Community 6th fastest selling Master Planned Community in USA in 2003* Location of the PGA Country Club Tradition Field Home of New York Mets spring training St. Lucie Mets farm club * Source: Robert Charles Lesser & Co. Florida

Original 9,000-acre Master Planned Community 5 miles frontage on Interstate 95 Expected to include approx. 20,000 residential units Expected to include approx. 10 million square feet of commercial space

Acres Carrying Cost Total Acres* 8,384 $14,800 per acre Saleable Acres (est.) 5,600 $22,500 per acre As of 9/30/04 *Includes non-saleable acreage LAND DIVISION LAND INVENTORY - ECONOMICS

2001 2002 2003 9 mos. '04 0.51 0.467 0.43 0.562 LAND DIVISION MARGIN

1999 2000 2001 2002 2003 9/30/2003 9/30/2004 154.83 168.86 196.16 295.46 392.9 356.5 652.1 TOTAL CONSOLIDATED ASSETS (DOLLARS IN MILLIONS) Compound Growth 26% 83%

1999 2000 2001 2002 2003 9/30/2003 9/30/2004 55.55 62.51 70.03 107.53 125.6 125.5 279.8 SHAREHOLDER'S EQUITY (DOLLARS IN MILLIONS) Compound Growth 22.6% 123%

1999 2000 2001 2002 2003 9/30/2004 1.42 1.26 1.32 1.37 1.39 0.931 DEBT-TO-EQUITY RATIO

1999 2000 2001 2002 2003 9 mos.'04 0.08 0.118 0.114 0.22 0.2301 0.266 RETURN ON AVERAGE EQUITY (AFTER TAX) * Annualized *

GROWTH STRATEGY Continued expansion of existing homebuilding operations New Master Planned Communities Acquisitions Small, opportunistic Primarily outside Florida Limited, near term appetite Add value with Levitt brand and Active Adult expertise

Future Residential Units Homebuilding Division Currently in development* 4,239 Properties under contract 3,701 Land Division 16,750 (approx.) Total Units 24,690 As of 9/30/04 * Excludes Backlog, includes 462 optioned lots LAND INVENTORY

SUMMARY FINANCIAL RESULTS (DOLLARS IN MILLIONS) 12/31/2000 9/30/2004 Total Assets 169 652 43.4% 12/31/2000 9/30/04 Shareholder Equity 63 280 49.1% 12/31/2000 9/30/04 Backlog 95 528 2000 2003 9m'03 9m'04 Revenues 106 286 187 377 39.1% 58.1% 102.3% 2000 2003 9m'03 9m'04 Net Income 7 27 17 40 56.8% 133.3%

Strong legacy and powerful brand Florida is #1 for homebuilding Experienced management in place for future growth Expert in Active Adult market Accomplished developer of Master Planned Communities Strong land position KEY CONSIDERATIONS (NYSE: LEV)

Developing Communities Since 1929

APPENDIX

HOMEBUILDING COMMUNITIES LEVITT AND SONS As of September 30, 2004

HOMEBUILDING COMMUNITIES BOWDEN HOMES As of September 30, 2004

1999 2000 2001 2002 2003 9/30/2004 0.489 0.411 0.423 0.515 0.461 0.35 NET DEBT-TO-CAPITAL RATIO